Exhibit 10.9.c


                                 THIRD AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT


                              FOR A CREDIT FACILITY
                         IN AN AMOUNT UP TO $100,000,000

                           Dated as of August 9, 2002

                                     Between

                               CAPITAL TRUST, INC.
                                   as Borrower


                                       and


                MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.
                                    as Lender


================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.    Amendments.............................................................1

2.    Representations and Warranties.........................................4

3.    Binding Effect; No Waiver; No Partnership; Counterparts................4

4.    Further Agreements.....................................................4

5.    Governing Law..........................................................4

6.    Continuing Effect......................................................4

7.    Conditions Precedent...................................................4

      THIRD AMENDMENT TO AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT dated as of August 9, 2002 (this "Agreement") between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. ("Lender") to Amended and Restated Master Loan and Security Agreement dated as of February 8, 2001, between Borrower and Lender as amended pursuant to that certain First Amendment to Amended and Restated Master Loan and Security Agreement dated as of July 16, 2001, between Borrower and Lender and as further amended pursuant to that certain Second Amendment to Amended and Restated Master Loan and Security Agreement dated as of July 16, 2002, between Borrower and Lender (collectively, the "Original Loan and Security Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Original Loan Agreement. The Original Loan Agreement, as amended by this Agreement, and as such agreement otherwise from time to time has been or hereafter may be amended, modified, extended, and supplemented, is hereinafter referred to as the "Loan and Security Agreement."

                              PRELIMINARY STATEMENT

      Pursuant to the Original Loan and Security Agreement Lender may make loans to fund Borrower's acquisition of Eligible Collateral from time to time subject to the terms and conditions of the Original Loan and Security Agreement. Lender and Borrower desire to amend the Original Loan and Security Agreement in order to, inter alia, extend the term and amend certain of the financial covenants therein and such other terms and conditions applicable to such modifications.

      NOW, THEREFORE, in consideration of the mutual promises herein contained the parties hereto hereby agree as follows:


1. Amendments. The Original Loan and Security Agreement is hereby amended as follows:

      (a) Defined Terms. Subsection 1.01 of the Original Loan and Security Agreement is hereby amended by:

            (i) the deletion in its entirety of the definition of the term "Affiliate Credit Facility" and the substitution therefor of the following:

      "Affiliate Credit Facility" shall mean any one or more agreements between Lender, or an Affiliate of Lender, and Affiliates of Borrower (including, without limitation, that certain (i) Master Loan and Security Agreement dated as of September 19, 2000, between CT Mezzanine Partners I LLC and Lender as amended pursuant to that certain First Amendment to Master Loan and Security Agreement dated as of December 29, 2000, as further amended pursuant to that certain Second Amendment to Master Loan and Security Agreement dated as of February 8, 2001, as further amended pursuant to that certain Third Amendment dated as of July 16, 2001, as further amended pursuant to that certain Fourth Amendment to Master Loan and Security Agreement, dated as of July 16, 2002 and as further amended pursuant to that certain Fifth Amendment to Master Loan and Security Agreement dated as of August 9, 2002, (ii) that certain CMBS Loan Agreement dated as of September 19, 2000, between CT Mezzanine Partners I LLC and MSIL as amended pursuant to that certain First Amendment to CMBS Loan Agreement dated as of February 8, 2001, as further amended pursuant to that certain Second Amendment to CMBS Loan Agreement dated as of July 16, 2001, as further amended pursuant to that certain Third Amendment to CMBS Loan Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Fourth Amendment to CMBS Loan Agreement dated as of August 9, 2002, (iii) that certain Master Loan and Security Agreement dated as of July 16, 2001, between Lender and CTMP II Funding Corp. (MS), as supplemented pursuant to that certain Joinder dated as of January 31, 2002, by CTMPII FC BLOCK (MS), CTMP II Funding Corp. (MS), CTMPII FC
      Transpotomac (MS) and CT Mezzanine Partners II LP in favor of Morgan Stanley & Co. International Limited, Lender and agreed to and accepted by Bankers Trust Company and Midland Loan Services, Inc., as further supplemented pursuant to that certain Modification to Joinder dated as of August 9, 2002 among the same parties as amended pursuant to that certain First Amendment to Master Loan and Security Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Second Amendment to Master Loan and Security Agreement dated as of August 9, 2002, and (iv) CMBS Loan Agreement dated as of July 16, 2001, between MSIL and CTMP II Funding Corp. (MS)) as supplemented pursuant to that certain Joinder dated as of January 31, 2002, by CTMPII FC BLOCK (MS), CTMP II Funding Corp.
      (MS), CTMPII FC Transpotomac (MS) and CT Mezzanine Partners II LP in favor of Morgan Stanley & Co. International Limited, Lender and agreed to and accepted by Bankers Trust Company and Midland Loan Services, Inc., as further supplemented pursuant to that certain Modification to Joinder dated as of August 9, 2002 among the same parties as amended pursuant to that certain First Amendment to CMBS Loan Agreement dated as of July 16, 2002 and as further amended pursuant to that certain Second Amendment to CMBS Loan Agreement dated as of August 9, 2002) pursuant to which such Affiliate of Borrower shall incur Indebtedness to Lender or such Affiliate of Lender and including, without limitation, any other loan agreement or repurchase agreement between Lender, or an Affiliate of Lender, and an Affiliate of Borrower.

            (ii) the deletion in its entirety of the definition of the term "Amortization Period" and the substitution therefor of the following:

      "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after July 16, 2003 to, but not including, April 16, 2004.

            (iii) the deletion of the words "June 30, 2001" in subsection (B) of the definition of the term "Eurodollar Rate Spread" and the substitution therefor with the words "July 16, 2003."

            (iv) the deletion in its entirety of the definition of the term "Termination Date" and the substitution therefor of the following:

      "Termination Date" shall mean July 16, 2003 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on July 16, 2003, the Termination Date shall be automatically extended to April 16, 2004.

            (v) the deletion in its entirety of the definition of the term "Tangible Net Worth" and the substitution therefor of the following:

      "Tangible Net Worth" shall mean, as of a particular date,

      (a) all amounts included in stockholder's equity plus the aggregate amount recorded for convertible trust preferred securities, on a balance sheet of Borrower at such date, determined in accordance with GAAP, less

      (b) (i) amounts owing to Borrower from Affiliates and (ii) intangible assets.

            (vi) the deletion in its entirety of the definition of the term "Total Indebtedness" and the substitution therefor of the following:

      "Total Indebtedness" shall mean, at any date, the aggregate Indebtedness of Borrower during such period (specifically excluding any amount recorded on the Borrower's balance sheet for convertible trust preferred securities), less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

      (b) Loans. Paragraph (a) of subsection 2.01 of the Original Loan and Security Agreement is hereby amended by the deletion in the first sentence thereof of the words "June 30, 2001" and the substitution therefor of the words "July 16, 2003."

      (c) Subsection 2.02 of the Original Loan and Security Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

         "(a) The Loans made by Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit A hereto, dated the date hereof, payable to Lender in the principal amount of One Hundred Million Dollars ($100,000,000.00), as otherwise duly completed. Notwithstanding the foregoing, provided that no Default or Event of Default shall have occurred and be continuing hereunder or under any Affiliate Credit Facility, Borrower may request, upon no less than ten
      (10) Business Days prior written notice delivered to Lender, that the aggregate credit available to Borrower hereunder, under the Conduit Loan Agreement and under any Affiliate Credit Agreement be reallocated among such credit agreements; provided, however, that in no event shall the Maximum Credit plus (i) the aggregate of the Maximum Credit hereunder and the Maximum Credit (as such term is defined in the CMBS Loan Agreement) under the CMBS Loan Agreement plus (ii) the aggregate Maximum Credit (as such term is defined in any Affiliate Credit Facility) under any existing Affiliate Credit Facility, exceed Three Hundred and Fifty Million Dollars ($350,000,000.00). In the event (i) that the Maximum Credit is increased or decreased as a result of a reallocation of the Maximum Credit available hereunder or under any Affiliate Credit Facility, Borrower shall deliver to Lender a substitute Note evidencing such increase or decrease and such other documents, certificates and amendments as Lender shall request. Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise and shall have the right to sell participating interests in such Note; provided, however, that Lender must retain (i) in excess of fifty percent (50%) ownership interest in the Note and (ii) have control over all decisions with respect to loan pricing and the exercise of remedies with respect to each item of Collateral; and provided, further, however, that Lender may subject up to one hundred percent (100%) of the Loans made hereunder to a repurchase agreement."

      (b) The date, amount and interest rate of each Loan made by Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by Lender from time to time on its internal books and records (whether electronic or otherwise). Failure of Lender to make such notation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Borrower agrees that Lender's books and records showing the MS Indebtedness pursuant to this Loan Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any MS Indebtedness is also evidenced by a promissory note or other instrument. Lender will provide to the Borrower a monthly statement of Loans, payments, and other transactions pursuant to this Loan Agreement. Failure by Lender to provide such monthly statement shall not effect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans. Such statement shall be deemed correct, accurate, and binding on Borrower absent manifest error."

      (d) Subsection 3.01(a) of the Original Loan and Security Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:

         "(a) Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to April 16, 2004 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on July 16, 2003 by the payment on the first Business Day of each month during the Amortization Period beginning with August 1, 2003 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at July 16, 2003 divided by (y) nine (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrower to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date."

      (e) Section 6.14 of the Original Loan and Security Agreement is hereby deleted in its entirety and the following section shall be inserted in lieu thereof:

      "Tangible Net Worth. On the date hereof, the Tangible Net Worth is not less than the sum of $200,000,000."

      (f) Section 7.12 of the Original Loan and Security Agreement is hereby deleted in its entirety and the following section shall be inserted in lieu thereof:

      "Maintenance of Tangible Net Worth. Borrower shall not permit Tangible Net Worth at any time to be less than the sum of (i) $200,000,000 plus (ii) an amount equal to 75% of the net proceeds received by the Borrower from the issuance by it after July 1, 2002 of any equity securities (including convertible trust preferred securities); provided, however, that in the event Borrower shall redeem or repurchase and cancel any equity securities (or convertible trust preferred securities), the amount set forth in clause (i) of this Section 7.12 shall be reduced, dollar for dollar, by the amount of the aggregate redemption price of such equity securities, or if greater, the book value thereof."


2.    Representations and Warranties.

      Borrower hereby makes to Lender the representations and warranties set forth in Section 6 of the Original Loan Agreement, as amended by this Agreement.


3.    Binding Effect; No Waiver; No Partnership; Counterparts.

      The provisions of the Original Loan Agreement and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed (a) to constitute a waiver of any right of Lender under the Loan Agreement, as amended, or (b) to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Agreement as herein provided, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.


4.    Further Agreements.

      Borrower  agrees  to  execute  and  deliver  such  additional   documents,
instruments or agreements as may be reasonably requested by Lender and as may be necessary or appropriate to effectuate the purposes of this Agreement.


5.    Governing Law.

      This Agreement shall be governed by the laws of the State of New York.


6.    Continuing Effect.

      Except as modified by this Agreement, all terms of the Original Loan Agreement shall remain in full force and effect. Each and all references to the "Loan Agreement" in the Loan Documents shall mean the Loan Agreement as amended hereby.


7.    Conditions Precedent.

      It is a condition precedent to the effectiveness of this Agreement that each of the following shall have occurred:

      (a) the receipt of a fee in the amount of $300,000;

      (b) each party hereto shall have executed and delivered this Agreement;

      (c) Lender shall have received from Borrower an officer's certificate dated the date hereof in the form required under Section 5.02(b) of the Loan Agreement which shall be true, correct and complete both before and after giving effect to this Agreement; and

      (d) Lender shall have received from Borrower's counsel, or counsels, opinions acceptable to Lender.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWER
                              --------

                              CAPITAL TRUST, INC.

                              By:  /s/ Edward L. Shugrue, III
                                 ---------------------------------------
                              Name:  Edward L. Shugrue, III
                              Title:  Chief Financial Officer


                              LENDER
                              ------

                              MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC.

                              By: /s/ Andrew B. Neuberger
                                 ---------------------------------------
                              Name:   Andrew B. Neuberger
                              Title:  Vice President